Exhibit 31.1
                          CERTIFICATION
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                   Certification of President

I, Justin P. DiNorscia, president, certify that:

1.   I have reviewed this annual report on Form 10-KSB of BF
     Acquisition Group III, Inc.;
2.   Based on my knowledge, this report does not contain any
     untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
     operations and cash flows of the small business issuer as of, and for, the periods presented in this report;
4.   The small business issuer's other certifying officer(s) and
     I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-
     15(e) and 15d-15(e)) and internal control over financial
     reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-
     15(f)) for the small business issuer and have:
     (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and
5.   The small business issuer's other certifying officer(s)
     and   I  have  disclosed,  based  on  our  most  recent
     evaluation   of   internal   control   over   financial
     reporting, to the small business issuer's auditors  and
     the  audit  committee  of the small  business  issuer's
     board   of   directors  (or  persons   performing   the
     equivalent functions):
     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Dated: January 14, 2005

                                 /s/ Justin P. DiNorscia
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                                 Justin  P. DiNorscia, President